UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  October 26, 2005
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



          California                     0-31525                68-0352144
------------------------------      ----------------      ---------------------
 (State or other jurisdiction          (Commission            (IRS Employer
      Of incorporation)                File Number)         Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California        95670
------------------------------------------------------------   ---------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (916) 565-6100
                                                     -------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 12 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2005, the registrants Board of Director's approved the American River Bankshares 2005 Executive Annual Incentive Plan (the "Plan"). The Plan lays out the performance metrics and the incentive opportunities for the Executive Officers of the registrant for 2005. The foregoing description is qualified by reference to the Agreement attached as Exhibit 99.1.

The Board also approved an increase in the Board's meeting attendance fees and the monthly retainers for the registrants Board Members for 2005. The monthly attendance fee for Board Meetings will be $300.00; the monthly attendance fee for Board Committee Meetings will be $200.00. The monthly retainer fee for Board Members, excluding the Chairman, will be $600.00; the monthly retainer for the Chairman will be $1,000. In addition, committee chairs will receive an additional $200.00 per month retainer.

The Board also approved the annual salaries for the Executive Officers of the registrant for 2005 as follows: David Taber, Chief Executive Officer, $250,000; Mitchell Derenzo, Chief Financial Officer, $140,000; Douglas Tow, Chief Credit Officer, $140,000; Kevin Bender, Chief Information Officer, $105,000; Gregory Patton, President of American River Bank, $135,000; Raymond Byrne, President of North Coast Bank, a division of American River Bank, $125,000; and Larry Standing, President of Bank of Amador, a division of American River Bank $150,000.


Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         (99.1) American River Bankshares 2005 Executive Annual Incentive Plan Document.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
October 26, 2005                    Mitchell A. Derenzo, Chief Financial Officer

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

                                INDEX TO EXHIBITS


Exhibit No.       Description                                        Page
-----------       -----------------------------------------          ----

99.1              American River Bankshares 2005
                  Executive Annual Incentive Plan Document.          4-12


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